T. Rowe Price Industry-Focused Equity Funds
   T. Rowe Price Science & Technology Fund, Inc.

 Supplement to prospectus dated May 1, 2001
--
 Effective immediately, the Portfolio Management paragraph on page 31 of the prospectus is replaced with the following:

   Science & Technology Fund Michael F. Sola, Chairman, Giri Devulapally, Donald
   J. Easley, Bruce E. Emery, Robert N. Gensler, Eric M. Gerster, Jill L. Hauser, and Terral M. Jordan. Mr. Sola was elected chairman of the fund's committee in 2002; he was elected Executive Vice President of the fund in 2000. He joined T. Rowe Price in 1994 as an investment analyst, and has been managing investments since 1997. He is also chairman of the Investment Advisory Committee for the Developing Technologies Fund.

--
 The date of this supplement is January 16, 2002.
--
T. Rowe Price Industry-Focused Equity Funds
   T. Rowe Price Global Technology Fund, Inc.

 Supplement to prospectus dated May 1, 2001
--
 Effective immediately, the Portfolio Management paragraph on page 30 of the prospectus is replaced with the following:

   Global Technology Fund Robert N. Gensler, Chairman, Archana Basi, Giri Devulapally, Eric M. Gerster, Jill L. Hauser, Stephen C. Jansen, and Thomas
   O. Murtha. Mr. Gensler has been a member of the committee since its inception and was elected chairman in 2002. He is also chairman of the Investment Advisory Committee for the Media & Telecommunications Fund. He joined T. Rowe Price as an investment analyst in 1993.

--
 The date of this supplement is January 16, 2002.
--
T. Rowe Price Industry-Focused Equity Funds
   T. Rowe Price Real Estate Fund, Inc.

 Supplement to prospectus dated May 1, 2001
--
 Effective January 1, 2002, the second footnote (b) to Table 3 on page 14 of the prospectus will be revised with the following to reflect the extension of the fund^s expense ratio limitation:


 /d/Effective January 1, 2002, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through December 31, 2003, to the extent that such fees and expenses would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below 1.00%; however, no reimbursement will be made after December 31, 2005, or if it would result in the expense ratio exceeding 1.00%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

--
 The date of the above supplement is January 1, 2002.
--

T. Rowe Price Industry-Focused Equity Funds
   T. Rowe Price Media & Telecommunications Fund, Inc.

 Supplement to prospectus dated May 1, 2001
--
 On July 24, 2001, the fund's directors approved the removal of the 35% restriction on foreign holdings. Effective September 1, 2001, the fund will be permitted to invest in foreign securities without limitation.

 The following paragraph is added under "Media & Telecommunications Fund" on page 9:

  o The fund's investments in foreign securities, or even in U.S. companies with significant foreign investments, are subject to the risks of foreign investing.

 The operating policy under "Foreign Securities" on page 35 is replaced with the following:

 Operating policy for the Global Technology and Media & Telecommunications Funds
  There is no limit on fund investments in foreign securities.
--
 The date of the above supplement is August 10, 2001.
--
T. Rowe Price Industry-Focused Equity Funds
   T. Rowe Price Health Sciences Fund, Inc.

 Supplement to prospectus dated May 1, 2001
--
 The Average Annual Total Returns table is revised with the following to reflect the addition of 5 year performance figures for the Health Sciences Fund and its benchmarks:

Average
Annual
Total
Returns
                                              Periods ended
                                            December 31, 2000
                                                      Since inception
                                     1 year  5 years    (12/29/95)
 ---------------------------------------------------------------------------
  Health Sciences Fund               52.19%  24.93%       24.90%

  S&P 500 Stock Index                -9.11   18.33        18.31
  Lipper Health/Biotechnology Fund   43.67   22.15        22.15
  Index
 ---------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

--
 The date of the above supplement is May 24, 2001.
--
                                                                 C06-041 1/16/02